UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by XOMA Royalty Corporation, a Nevada corporation (the “Company” or “XOMA Royalty”), on April 27, 2026, the Company entered into an Agreement and Plan of Merger, dated April 27, 2026, as amended by Amendment No. 1 to the Agreement and Plan of Merger on May 16, 2026 (as amended, the “Merger Agreement”), by and among XOMA Royalty, Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Parent”), Flex Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), and XOMA Royalty Holdings Corporation, a Nevada corporation (“HoldCo”). Pursuant to the Merger Agreement, on July 14, 2026, the Company effected the Holding Company Reorganization (as defined below), and Merger Sub merged with and into HoldCo (the “Merger”), with HoldCo surviving the Merger as a wholly owned subsidiary of Parent (the “Closing”).

Unless the context otherwise requires, all references in this Current Report on Form 8-K to the “Company” or “XOMA Royalty” refer to HoldCo. Following the Holding Company Reorganization, HoldCo assumed all obligations of the Company under the Merger Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

On July 14, 2026, in connection with the Merger, XRL 1 LLC, a wholly owned subsidiary of the Company (“XRL 1 LLC”), as borrower, terminated, and Parent paid or caused to be paid, on behalf of the Company, all amounts necessary to pay and fully discharge the then-outstanding obligations of the Company under the Loan Agreement, dated as of December 15, 2023 (the “Loan Agreement”), by and among XRL 1 LLC, the lender parties thereto (the “Lenders”) and Blue Owl Capital Corporation, as administrative agent for the Lenders. The Company previously filed the Loan Agreement as Exhibit 10.63 to its Annual Report on Form 10-K, filed with the SEC on March 8, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Items 1.02 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On July 14, 2026, the Company consummated the previously announced Merger with Parent in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, the Company effected the Holding Company Reorganization (as defined below) and the Merger.

The Merger

Pursuant to the Merger Agreement, at the time the Merger became effective (the “Effective Time”), each share of common stock, par value $0.0075 per share, of the Company (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than certain Shares canceled pursuant to the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement)) was automatically converted into the right to receive (i) $39.00 per Share in cash, without interest, and subject to deduction for any required withholding tax, plus (ii) an amount of contingent value rights (each, a “CVR”) representing a right to receive contingent payments derived from the CVR Trust’s interest in XOMA Royalty LLC (as defined below) in accordance with the CVR Agreement (as defined in the Merger Agreement) (as further described below under the heading “CVR Spin”) (clauses (i) and (ii) collectively, the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, on July 14, 2026, prior to the Effective Time, each share of 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share (the “Series A Preferred Stock”), and 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share (the “Series B Preferred Stock”, together with the Series A Preferred Stock, the “Perpetual Preferred Stock”), was redeemed in accordance with the terms of the applicable certificate of designation governing such Perpetual Preferred Stock, including payment of all accrued and unpaid dividends thereon through the date of such redemption.

The Merger Agreement also specified the treatment of the Company’s outstanding equity awards and warrants in connection with the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026 and which is incorporated herein by reference.

The information set forth under the heading “Support Agreement” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026 is incorporated herein by reference.

Holding Company Reorganization

Prior to the Effective Time, the Company effected a holding company reorganization (the “Holding Company Reorganization”) pursuant to NRS Chapter 92A, whereby (i) XRH Merger Sub, Corp., a Nevada corporation and a direct, wholly owned subsidiary of HoldCo, merged with and into the Company, with the Company surviving as a direct, wholly owned subsidiary of HoldCo and HoldCo becoming a holding company of the Company, (ii) each Share issued and outstanding immediately prior to the effectiveness of the Holding Company Reorganization was automatically converted into one share of common stock of HoldCo, having the same rights, powers and preferences as such Share, and (iii) each Company equity-based award outstanding immediately prior to the effectiveness of the Holding Company Reorganization was automatically converted into a corresponding award with respect to shares of HoldCo common stock on the same terms and conditions.

CVR Spin

Following the completion of the Holding Company Reorganization, the following transactions were effected in the order set forth below (collectively, the “CVR Spin”):

(i)

following the effective time of the Holding Company Reorganization, immediately prior to the Effective Time, HoldCo caused the Company to convert from a Nevada corporation into a Delaware limited liability company named XOMA Royalty LLC (the “RemainCo Conversion” and the Company as so converted “XOMA Royalty LLC”);

(ii)

following the RemainCo Conversion, HoldCo caused the Company to transfer to HoldCo (or one or more designees of HoldCo) the HoldCo Business Assets and Business Liabilities (as each such term is defined in the Merger Agreement) (such transactions, collectively, the “Asset/Liability Transfer”);

(iii)

following the Asset/Liability Transfer, HoldCo contributed 75% of the issued and outstanding limited liability company units of XOMA Royalty LLC to XOMA CVR Trust, a Delaware statutory trust (the “CVR Trust”) established pursuant to the trust agreement entered into prior to the Effective Time by and among HoldCo, the trustee thereunder (the “Trustee”), and XOMA Royalty LLC (the “CVR Trust Agreement”) (the “Trust Contribution”), to be held and administered by the Trustee in accordance with the CVR Trust Agreement for the benefit of the holders of CVRs; and

(iv)

following the Trust Contribution, HoldCo paid, on a pro rata basis, to each holder of record of HoldCo common stock and HoldCo preferred stock (on an as-converted-to-common basis) as of immediately prior to the Effective Time as additional Merger Consideration, CVRs representing the right to receive contingent payments derived from the CVR Trust’s interest in XOMA Royalty LLC in accordance with the CVR Trust Agreement.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the Closing of the Merger, the Company (i) notified The Nasdaq Global Market (“Nasdaq”) that the Merger was consummated and (ii) requested that Nasdaq (A) halt trading of and delist the Shares effective before the opening of trading on July 14, 2026, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, (i) the directors of Merger Sub as of immediately prior to the Effective Time, Todd C. Davis, Octavio Espinoza and Andrew Reardon, became the directors of the Company until the earlier of their resignation or removal or until their respective successors are duly designated, as the case may be, and each of Jack L. Wyszomierski, Heather L. Franklin, Natasha Hernday, Owen Hughes, Barbara Kosacz, Joseph M. Limber and Matthew Perry, voluntarily resigned as directors of the Company and from all committees of the Board of Directors of the Company on which such directors served, and (ii) the officers of Merger Sub as of immediately prior to the Effective Time became new officers of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 13, 2026, the Company convened a Special Meeting of Stockholders (the “Special Meeting”), at which point the polls were closed on the proposals contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 10, 2026. As of the close of business on June 5, 2026, the record date for the Special Meeting, there were 17,678,742 shares of the Company’s common stock issued and outstanding.

At the Special Meeting, each of the proposals voted on was approved. The final voting results are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Merger Agreement Proposal	15,924,106	98,100	11,380	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Holding Company Reorganization Proposal	15,924,259	98,089	11,238	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3. Compensation Proposal	15,745,257	272,303	16,026	0

Item 8.01	Other Events.

On July 14, 2026, the Company issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Parent’s acquisition of XOMA Royalty, and Parent’s and XOMA Royalty’s products pipeline that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Parent’s business and prospects, adverse developments in Parent’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Parent’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Parent’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Parent’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Parent’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Parent’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of XOMA Royalty described in the “Risk Factors” and “Forward Looking Statements” sections of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and XOMA Royalty assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. XOMA Royalty gives no assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of April 27, 2026, by and among XOMA Royalty Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among XOMA Royalty Corporation, XOMA Royalty Holdings Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2026).

10.1*	Form of Support Agreement, dated as of April 27, 2026, entered into by Ligand Pharmaceuticals Incorporated, Flex Merger Sub, Inc. and the Supporting Stockholders (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).

99.1	Press Release of XOMA Royalty Corporation, dated July 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: July 14, 2026	By:	/s/ Jeffrey Trigilio
Jeffrey Trigilio
Chief Financial Officer